InvestorInvestor Highlights Highlights November 2018

Legal Disclosures Forward-Looking Statements Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of our strategies, plans or intentions. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,” “goal” or other words that convey the uncertainty of future events or outcomes. We have based these forward-looking statements on our current expectations and assumptions about future events. These assumptions include, among others, our projections and expectations regarding: market trends in the single-family home rental industry and in the local markets where we operate, our ability to institutionalize a historically fragmented business model, our business strengths, our ideal tenant profile, the quality and location of our properties in attractive neighborhoods, the scale advantage of our national platform and the superiority of our operational infrastructure, the effectiveness of our investment philosophy and diversified acquisition strategy, our ability to grow our portfolio and to create a cash flow opportunity with attractive current yields and upside from increasing rents and cost efficiencies and our understanding of our competition and general economic, demographic and real estate conditions that may impact our business. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward- looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, November 6, 2018. We undertake no obligation to update any forward-looking statements to conform to actual results or changes in our expectations, unless required by applicable law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and in the Company’s subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies. About American Homes 4 Rent American Homes 4 Rent (NYSE: AMH) is a leader in the single-family home rental industry and “American Homes 4 Rent” is fast becoming a nationally recognized brand for rental homes, known for high quality, good value and tenant satisfaction. We are an internally managed Maryland real estate investment trust, or REIT, focused on acquiring, renovating, leasing, and operating attractive, single-family homes as rental properties. As of September 30, 2018, we owned 52,464 single-family properties in selected submarkets in 22 states. Contact American Homes 4 Rent Investor Relations Phone: (855) 794-2447 / Email: investors@ah4r.com 2

Table of Contents  SFR Sector: Macro Landscape Drives Strong Demand ……….…………… 4  AMH At A Glance ………………………………………………………….................. 5  AMH Strategy ……………………………………………………………..................... 6  AMH Operating Approach ……..……………………………………………………… 7  How & Where We Invest ..………......................................................... 8-9  Operational Update .………………………................................................. 10  Financial Results .……………………......................................................... 11-13  Defined Terms ……………………………………………………………………………… 14-22  2018 Outlook ……..………………………………………………………………………… 23 Atlanta, GA 3

Macro Landscape Drives Strong Demand Household Formations Outpace Housing Supply (1) 10 Year Sequential Growth in Single-Family Rental Stock (2) 2.0 1.5 1.0 (In (In millions) 0.5 0.0 1980 1985 1990 1995 2000 2005 2010 2015 Single Family Starts Multi Family Starts Long Term Average Household Formation Rate Fundamental Shifts Support Single-Family Rental Demand Strong AMH Profile • Accelerating demand for single-family rental housing • Over 600,000 inbound sales calls to Las Vegas Leasing supported by fundamental shifts in demographics and Call Center in 2017 consumer preferences (3) • Nearly 28 million AMH website page views in 2017, a • 39% of renters planning to rent their next residence expect 20% increase over 2016 to rent a single-family home instead of an apartment, • 30% year-over-year increase via mobile users townhouse or condo – a 26% increase year-over-year (4) illustrating the value and accessibility of our (per Freddie Mac) mobile platform • Percentage of 30-year olds hitting life-stage milestones • 350,000 distinct automated access home showings in have fallen representing significant demand in the pipeline 2017 for single-family rental operators (3) (1) Federal Reserve Bank of St. Louis Economic Data and U.S. Census Bureau. U.S. Census Bureau 1Q18. (2) Pub: Aug-18. JBREC estimates using 2010 Census figures and trending data from ACS/HVS. Source: U.S. Census Bureau ACS; John Burns Real Estate Consulting, LLC (Data; 2Q18, updated quarterly † ) (3) Source: John Burns Real Estate Consulting, LLC Pub: Mar-18 4 (4) Source: John Burns Real Estate Consulting, LLC (Data: 2016/2017 Pub: Mar-18 ) citing Freddie Mac Profile of Today’s Renter

AMH At A Glance 52,464 high-quality Only Investment 6.2% Same Home Approx. $250 properties in 22 Grade Rated FY 2017 Core NOI million of annual states (1) balance sheet in after Capex retained cash flow ~ 200,000 residents SFR sector growth ~ 1,292 employees,(1) 95.8% Same-Home Phoenix, AZ of which over 800 3Q 2018 ending are field based or occupancy delivering customer percentage Average property service age of 15.2 years (1) Best-in-class call center and Boise, ID $11.3 billion total proprietary market technology Net debt to TTM capitalization (1) Adjusted EBITDAre of 4.7 x (1) (1) As of September 30, 2018 5

The AMH Strategy • Optimize AMH’s differentiated operating platform OPERATIONS • Balance centralized control and oversight, with local office touch STRATEGY • Enhance operating efficiencies with innovative and proprietary technology solutions • Management and execution of all stages of operational lifecycle with AMH internal personnel + • Accretively expand portfolio by investing in AMH’s high growth markets and well diversified portfolio footprint • Focus on high quality properties in desirable neighborhoods and highly rated school districts to attract ideal tenant GROWTH profile: (1) high credit quality, (2) propensity to stay longer and (3) mentality to care for property as their “home” STRATEGY • AMH Development and National Builder Programs add superior quality “built for rental” homes with highly attractive risk adjusted returns • Opportunistic traditional foreclosure auction / MLS acquisition program + • Utilize investment grade cost of capital advantage over SFR peers BALANCE SHEET • Maintain flexible and conservative balance sheet, while optimizing capital stack STRATEGY • Accretively reinvest retained cash flow into external growth initiatives = • Industry leading cash flow margins and long-term operating advantage SHAREHOLDER VALUE • Alignment of interests with AMH founder and senior management who hold approximately $2.0 billion of equity ownership (1) (1) Based on closing stock price of $21.89 on Friday, September 28, 2018. Common equity includes common shares and operating partnership units that are convertible into common shares. 6

The AMH Operating Approach Centralized approach differentiates AMH operating efficiency Centralized Support  Enhanced efficiency • Call centers  Superior control • Tenant U/W  Ability to make nimble • Lease execution enhancements • Rental pricing  Standardized processes • Maintenance oversight Field  Efficient management of Management multiple satellite markets • Local district office  Local customer service • Regional & district delivery managers Boots on The Ground  Exceptional customer service • Leasing agents  Accelerated leasing process • Property managers  Asset preservation • Maintenance  Efficient maintenance delivery technicians 7

How we Invest 2018 Acquisition & Development Outlook • Expect to invest $500 to $600 million through the following channels: • Traditional MLS purchases/Foreclosure Auction • AMH Development & National Builder Program • Bulk/Portfolio opportunities would be in addition to the above channels MLS/Foreclosure Auction Built for Rental Bulk/Portfolio Opportunities • AMH personnel underwrite and • Consists of: AMH Development & • Further leverage mature and inspect all homes acquired through National Builder Program scalable operating platform foreclosure auction & MLS • Newly built homes expected to • Accretive cost synergy • Create additional value through have rental premium and lower opportunities national renovation program expenditure levels • Integration risk mitigated by • Additional scale leverages highly • Attractive risk adjusted returns successful track record of portfolio efficient operating platform acquisitions • Premium stabilized investment • 5% to 6% economic yields after returns: AMH Development 100+ • Bullish view on consolidation CapEx bps yield premium, National opportunities, but timing will be (1) Builder Program 50 bps yield lumpy and unpredictable premium 8

Where We Invest Diversified footprint, comprised of high growth markets, ideally positioned for long-term sustainable growth and portfolio optimization flexibility Midwest: % of Total Properties: 17.3% 3Q18 SH Avg. Occupied Days: 95.4% 3Q18 Blended Rate Spread: 3.4% Favorable AMH market trends relative to national averages: Employment Growth:(1) - US national average: 1.6% - All AMH markets: 2.4% Single-Family New Lease Rental Rate Growth:(2) West: % of Total Properties: 9.5% - US national average: 2.0% 3Q18 SH Avg. Occupied Days: 95.8% - All AMH Markets: 2.2% 3Q18 Blended Rate Spread: 5.7% Southeast: % of Total Properties: 47.3% 3Q18 SH Avg. Occupied Days: 95.2% Southwest: 3Q18 Blended Rate Spread: 4.0% % of Total Properties: 25.9% 3Q18 SH Avg. Occupied Days: 94.8% 3Q18 Blended Rate Spread: 4.5% Note: Total properties percentage based on counts as of September 30, 2018. (1) Source: Bureau of Labor Statistics August 2018 (2) Source: JBREC Single Family Rent Index for the twelve months ended August 2018 9

Same-Home Operational Update (1) (1) 2018 Same-Home Outlook • Core revenues increased 4.4% to $172.0 million, Average Occupied Days Percentage 94.75% - 95.25% compared to $164.8 million for the prior year Core revenues growth 3.75% - 4.25% • Core property operating expenses growth Property tax expense growth 2.75% - 3.75% 3Q18 Highlights increased 5.4% to $63.0 million over prior year Average R&M and turnover costs, net, plus $2,100 - $2,150 Recurring Capital Expenditures per property • Core NOI After Capital Expenditures growth was up 3.4% to $100.1 million, compared to $96.8 Core property operating expenses growth 5.5% - 6.0% million for the prior year Core NOI margin 64.0% - 65.0% Core NOI After Capital Expenditures growth 2.5% - 3.0% • 3Q18 Average Occupied Days Percentage Strong increased 110 bps over prior year, to 95.2% Occupancy Levels • October Average Occupied Days Percentage up 80 bps over prior year, to 94.6% • 3Q18 blended rental rate spreads of 4.1% Continued Pricing Power • Preliminary blended October spreads are approximately 3.5%, in-line with prior year Jacksonville, FL (1) Refer to Slide 23 for 2018 Outlook disclosure 10

Investment Grade Balance Sheet Capital Structure (1) Debt Maturity Schedule (2) (4) $1,402 (In thousands, exceptFixed share Rate and Debt per share amounts) (In millions)) (Figures in millions,23.1% except per share amounts) 12/31/2016 Common Shares & OP Units $956 68.2% $910 Floating Rate Debt 0.9% Preferred $120 $121 Shares $21 $21 7.8% $21 $21 $10 $10 $10 Liquidity (3)(3) Exchangeable Senior Notes Asset-backed Securitizations Term Loan Facility Unsecured Senior Notes Principal Amortization Credit Ratings & Ratios Balance Sheet Philosophy Moody’s Investor Service Baa3 / (Stable)  Maintain flexible investment grade  Continue optimizing capital stack S&P Global Ratings BBB- / (Stable) balance sheet with diverse access to and utilize investment grade rating capital to reduce cost of capital Net Debt to Adjusted EBITDAre 4.7 x  Expand sources of available capital  Prudent retention of operating cash Debt and Preferred Shares to Adjusted EBITDAre 6.7 x as the Company and the SFR sector flow Fixed Charge Coverage 3.2 x evolves and matures Unencumbered Core NOI percentage 65.6% Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 3Q18 Supplemental Information Package, for definitions of metrics and reconciliations to GAAP. (1) As of September 30, 2018. (2) As of September 30, 2018, reflects maturity of entire principal balance at the fully extended maturity date inclusive of regular scheduled amortization. (3) As of September 30, 2018, liquidity represents the sum of $110 million of cash on the balance sheet and $800 million of undrawn capacity under our revolving credit facility. 11 (4) The unsecured senior notes have a maturity date in 2028, and the asset-backed securitizations maturing in 2045 on a fully extended basis have anticipated repayment dates in 2025.

Strong Same-Home Performance (Amounts in thousands, except property data) 3Q17 4Q17 1Q18 2Q18 3Q18 Number of Same-Home properties 38,168 38,168 38,168 38,168 38,168 Rents from single-family properties $ 164,466 $ 165,786 $ 168,210 $ 170,666 $ 171,991 Operating Highlights Fees from single-family properties 2,184 1,943 1,959 1,989 2,013 1 Bad debt (1,813) (1,607) (1,486) (1,170) (1,981) Increasing revenues driven Core revenues 1 $ 164,837 $ 166,122 $ 168,683 $ 171,485 $ 172,023 by solid rental rate growth R&M and turnover costs, net 14,052 11,290 13,331 13,832 14,957 Property tax, insurance and HOA fees, net 33,328 33,850 34,055 34,660 35,350 Property management, net 12,368 12,112 13,147 12,592 12,661 2 Core property operating expenses $ 59,748 $ 57,252 $ 60,533 $ 61,084 $ 62,968 Long runway for continued operational optimization and cash flow growth Core net operating income (“Core NOI”) 2 105,089 108,870 108,150 110,401 109,055 Core NOI margin 63.8% 65.5% 64.1% 64.4% 63.4% Recurring Capital expenditures 8,258 5,806 5,685 6,463 8,942 Core NOI after Capital Expenditures 2 $ 96,831 $ 103,064 $ 102,465 $ 103,938 $ 100,113 3 Property Enhancing Capex – Resilient flooring $ 988 $ 1,504 $ 1,310 $ 2,444 $ 3,173 Best-in-class operating platform drives industry leading expenditure YOY growth in quarterly Core NOI after capex (1) 5.5% 1.5% (0.7%) 3.5% 3.4% efficiencies Average R&M, turnover, in-house maintenance $ 585 $ 447 $ 498 $ 531 $ 627 ∑ $ 2,103 and Recurring Capital Expenditures per property 3 Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix for definitions of metrics and reconciliations to GAAP. (1) Year-over-year percentage growth comparisons based on quarterly same-home populations presented in the Company’s supplemental for the respective period. 12

Industry Leading Efficiency Metrics (Dollars in thousands) 3Q17 4Q17 1Q18 2Q18 3Q18 Adjusted EBITDAre Margins Total revenues, excluding tenant charge-backs $ 210,742 $ 214,569 $ 222,197 $ 231,566 $ 235,900 Property operating expenses, net (63,110) (60,929) (66,353) (67,131) (70,758) Property management expenses, net (15,770) (15,664) (17,437) (16,988) (17,214) General & administrative expenses, net (7,826) (7,340) (8,633) (9,157) (8,774) Other expenses, net 14 91 (127) (88) (509) Adjusted EBITDAre $ 124,050 $ 130,727 $ 129,647 $ 138,202 $ 138,645 Margin 58.9% 60.9% 58.3% 59.7% 58.8% Recurring Capital Expenditures (10,316) (7,501) (7,386) (8,489) (11,467) Leasing costs (1,960) (2,029) (2,723) (3,111) (3,722) Adjusted EBITDAre after Capex & Leasing Costs $ 111,774 $ 121,197 $ 119,538 $ 126,602 $ 123,456 Margin 53.0% 56.5% 53.8% 54.7% 52.3% Platform Efficiency Percentage Rents & fees from single-family properties $ 210,333 $ 213,368 $ 220,856 $ 229,965 $ 234,035 Property management expenses, net $ 15,770 $ 15,664 $ 17,437 $ 16,988 $ 17,214 General & administrative expenses, net 7,826 7,340 8,633 9,157 8,774 Leasing costs 1,960 2,029 2,723 3,111 3,722 Total platform costs $ 25,556 $ 25,033 $ 28,793 $ 29,256 $ 29,710 Platform Efficiency Percentage 12.2% 11.7% 13.0% 12.7% 12.7% Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix for definitions of metrics and reconciliations to GAAP. 13

Defined Terms and Non-GAAP Reconciliations Average Occupied Days Percentage Highlights(1) The number of days a property is occupied in the period divided by the total number of days the property is owned during the same period. This calculation excludes properties identified as part of our disposition program, comprised of properties classified as held for sale and properties identified for future sale. Core Net Operating Income ("Core NOI") and Same-Home Core NOI After Capital Expenditures Core NOI, which we also present separately for our Same-Home portfolio, unencumbered and encumbered portfolios, is a supplemental non-GAAP financial measure that we define as core revenues, which is calculated as rents and fees from single-family properties, net of bad debt expense, less core property operating expenses, which is calculated as property operating and property management expenses, excluding noncash share-based compensation expense, expenses reimbursed by tenant charge-backs and bad debt expense. A property is classified as Same-Home if it has been stabilized longer than 90 days prior to the beginning of the earliest period presented under comparison and if it has not been classified as held for sale, identified for future sale or taken out of service as a result of a casualty loss. Core NOI also excludes (1) noncash fair value adjustments associated with remeasuring our participating preferred shares derivative liability to fair value, (2) noncash gain or loss on conversion of shares or units, (3) gain or loss on early extinguishment of debt, (4) hurricane-related charges, net, (5) gain or loss on sales of single-family properties and other, (6) depreciation and amortization, (7) acquisition fees and costs expensed incurred with business combinations and the acquisition of individual properties, (8) noncash share-based compensation expense, (9) interest expense, (10) general and administrative expense, (11) other expenses and (12) other revenues. We believe Core NOI provides useful information to investors about the operating performance of our single- family properties without the impact of certain operating expenses that are reimbursed through tenant charge-backs. We further adjust Core NOI for our Same-Home portfolio by subtracting recurring capital expenditures to calculate Same-Home Core NOI After Capital Expenditures, which we believe provides useful information to investors because it more fully reflects our operating performance after the impact of all property-level expenditures, regardless of whether they are capitalized or expensed. Core NOI and Same-Home Core NOI After Capital Expenditures should be considered only as supplements to net income or loss as a measure of our performance and should not be used as measures of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Additionally, these metrics should not be used as substitutes for net income or loss or net cash flows from operating activities (as computed in accordance with GAAP). 14

Defined Terms and Non-GAAP Reconciliations The following are reconciliations of core revenues, core property operating expenses, Core NOI, Same-Home Core NOI and Same-Home Core NOI After Capital Expenditures to their respective GAAP metrics for the trailing five quarters (amounts in thousands): (1) For the Three Months Ended Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, 2017 2017 2018 2018 2018 Core revenues Total revenues $ 246,836 $ 242,801 $ 258,004 $ 264,483 $ 280,052 Tenant charge-backs (36,094) (28,232) (35,807) (32,917) (44,152) Bad debt expense (2,299) (2,186) (2,000) (1,616) (2,749) Other revenues (409) (1,201) (1,341) (1,601) (1,865) Core revenues 208,034 211,182 218,856 228,349 231,286 Less: Non-Same-Home core revenues 43,197 45,060 50,173 56,864 59,263 Same-Home core revenues $ 164,837 $ 166,122 $ 168,683 $ 171,485 $ 172,023 For the Three Months Ended Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, 2017 2017 2018 2018 2018 Core property operating expenses Property operating expenses $ 97,944 $ 87,871 $ 100,987 $ 98,843 $ 113,600 Property management expenses 17,447 17,345 18,987 18,616 18,865 Noncash share-based compensation - property management (417) (391) (377) (423) (341) Expenses reimbursed by tenant charge-backs (36,094) (28,232) (35,807) (32,917) (44,152) Bad debt expense (2,299) (2,186) (2,000) (1,616) (2,749) Core property operating expenses 76,581 74,407 81,790 82,503 85,223 Less: Non-Same-Home core property operating expenses 16,833 17,155 21,257 21,419 22,255 Same-Home core property operating expenses $ 59,748 $ 57,252 $ 60,533 $ 61,084 $ 62,968 15

Defined Terms and Non-GAAP Reconciliations For the Three Months Ended Highlights(1) Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, 2017 2017 2018 2018 2018 Net income $ 19,097 $ 30,533 $ 21,525 $ 25,898 $ 30,281 Remeasurement of participating preferred shares (8,391) (1,500) (1,212) - - Loss on early extinguishment of debt - - - 1,447 - Hurricane-related charges, net 10,136 (2,173) - - - Gain on sale of single-family properties and other, net (1,895) (451) (2,256) (3,240) (4,953) Depreciation and amortization 74,790 75,831 79,303 78,319 79,940 Acquisition fees and costs expensed 1,306 809 1,311 1,321 1,055 Noncash share-based compensation - property management 417 391 377 423 341 Interest expense 26,592 25,747 29,301 31,978 30,930 General and administrative expense 8,525 7,986 9,231 9,677 9,265 Other expenses 1,285 803 827 1,624 1,069 Other revenues (409) (1,201) (1,341) (1,601) (1,865) Core NOI 131,453 136,775 137,066 145,846 146,063 Less: Non-Same-Home Core NOI 26,364 27,905 28,916 35,445 37,008 Same-Home Core NOI 105,089 108,870 108,150 110,401 109,055 Same-Home capital expenditures 8,258 5,806 5,685 6,463 8,942 Same-Home Core NOI After Capital Expenditures $ 96,831 $ 103,064 $ 102,465 $ 103,938 $ 100,113 16

Defined Terms and Non-GAAP Reconciliations Credit Metrics We present the following selected metrics because we believe they are helpful as supplemental measures in assessing our ability to service our financing obligations and in evaluating balance sheet leverage against that of other real estate companies. The tables below reconcile these metrics, which are calculated in part based on several non-GAAP financial measures (amounts in thousands). Debt and Preferred Shares to Adjusted EBITDAre: Sep 30, 2018 Total Debt $ 2,712,688 Preferred shares at liquidation value 883,750 Total Debt and preferred shares $ 3,596,438 Adjusted EBITDAre - TTM $ 537,221 Debt and Preferred Shares to Adjusted EBITDAre 6.7 x Fixed Charge Coverage For the Trailing Twelve Months Ended Sep 30, 2018 Interest expense per income statement $ 117,956 Less: noncash interest expense related to acquired debt (3,735) Less: amortization of discount, loan costs and cash flow hedge (7,288) Add: capitalized interest 7,698 Cash interest 114,631 Dividends on preferred shares 53,400 Fixed charges $ 168,031 Adjusted EBITDAre $ 537,221 Fixed Charge Coverage 3.2 x 17

Defined Terms and Non-GAAP Reconciliations Net Debt to Adjusted EBITDAre Sep 30, 2018 Total Debt $ 2,712,688 Less: cash and cash equivalents (110,138) Less: asset-backed securitization certificates (25,666) Less: restricted cash related to securitizations (45,478) Net debt $ 2,531,406 Adjusted EBITDAre TTM $ 537,221 Net Debt to TTM Adjusted EBITDAre 4.7 x Unencumbered Core NOI Percentage For the Three Months Ended Sep 30, 2018 Unencumbered Core NOI $ 95,882 Core NOI $ 146,063 Unencumbered Core NOI Percentage 65.6% 18

Defined Terms and Non-GAAP Reconciliations EBITDA / EBITDAre / Adjusted EBITDAre / Adjusted EBITDAre after Capex and Leasing Costs / Adjusted EBITDAre Margin / Adjusted EBITDAre after Capex and Leasing Costs Margin EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure and is used by us and others as a supplemental measure of performance. EBITDAre is a supplemental non-GAAP financial measure, which we calculate in accordance with the definition approved by the National Association of Real Estate Investment Trusts ("NAREIT") in the September 2017 White Paper by adjusting EBITDA for the net gain or loss on sales / impairment of single-family properties and other. Adjusted EBITDAre is a supplemental non-GAAP financial measure calculated by adjusting EBITDAre for (1) acquisition fees and costs expensed incurred with business combinations and the acquisition of individual properties, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, (4) gain or loss on early extinguishment of debt, (5) gain or loss on conversion of shares and units and (6) noncash fair value adjustments associated with remeasuring our participating preferred shares derivative liability to fair value. Adjusted EBITDAre after Capex and Leasing Costs is a supplemental non-GAAP financial measure calculated by adjusting Adjusted EBITDAre for (1) recurring capital expenditures and (2) leasing costs. Adjusted EBITDAre Margin is a supplemental non-GAAP financial measure calculated as Adjusted EBITDAre divided by total revenues, net of tenant charge-backs. Adjusted EBITDAre after Capex and Leasing Costs Margin is a supplemental non-GAAP financial measure calculated as Adjusted EBITDAre after Capex and Leasing Costs divided by total revenues, net of tenant charge-backs. We believe these metrics provide useful information to investors because they exclude the impact of various income and expense items that are not indicative of operating performance. 19

Defined Terms and Non-GAAP Reconciliations The following is a reconciliation of net income, determined in accordance with GAAP, to EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre after Capex and Leasing Costs, Adjusted EBITDAre Margin and Adjusted EBITDAre after Capex and Leasing Costs Margin for the trailing five quarters (amounts in thousands): For the Three Months Ended Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, 2017 2017 2018 2018 2018 Net income $ 19,097 $ 30,533 $ 21,525 $ 25,898 $ 30,281 Interest expense 26,592 25,747 29,301 31,978 30,930 Depreciation and amortization 74,790 75,831 79,303 78,319 79,940 EBITDA 120,479 132,111 130,129 136,195 141,151 Net (gain) loss on sale / impairment of single-family properties and other (596) 443 (1,556) (1,704) (4,393) EBITDAre 119,883 132,554 128,573 134,491 136,758 Noncash share-based compensation - general and administrative 699 646 598 520 491 Noncash share-based compensation - property management 417 391 377 423 341 Acquisition fees and costs expensed 1,306 809 1,311 1,321 1,055 Hurricane-related charges, net 10,136 (2,173) - - - Loss on early extinguishment of debt - - - 1,447 - Remeasurement of participating preferred shares (8,391) (1,500) (1,212) - - Adjusted EBITDAre $ 124,050 $ 130,727 $ 129,647 $ 138,202 $ 138,645 Recurring capital expenditures $ (10,316) $ (7,501) $ (7,386) $ (8,489) $ (11,467) Leasing costs (1,960) (2,029) (2,723) (3,111) (3,722) Adjusted EBITDAre after Capex and Leasing Costs 111,774 121,197 119,538 126,602 123,456 Total revenues $ 246,836 $ 242,801 $ 258,004 $ 264,483 $ 280,052 Less: tenant charge-backs (36,094) (28,232) (35,807) (32,917) (44,152) Total revenues, net of tenant charge-backs 210,742 214,569 222,197 231,566 235,900 Adjusted EBITDAre Margin 58.9% 60.9% 58.3% 59.7% 58.8% Adjusted EBITDAre after Capex and Leasing Costs Margin 53.0% 56.5% 53.8% 54.7% 52.3% 20

Defined Terms and Non-GAAP Reconciliations Platform Efficiency Percentage Management costs, including (1) property management expenses, net of tenant charge-backs and excluding noncash share-based compensation expense, (2) general and administrative expense, excluding noncash share-based compensation expense and (3) leasing costs, as a percentage of total portfolio rents and fees. For the Three Months Ended Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, (In Thousands) 2017 2017 2018 2018 2018 Property management expenses $ 17,447 $ 17,345 $ 18,987 $ 18,616 $ 18,865 Less: tenant charge-backs (1,260) (1,290) (1,173) (1,205) (1,310) Less: noncash share-based compensation - property management (417) (391) (377) (423) (341) Property management expenses, net 15,770 15,664 17,437 16,988 17,214 General and administrative expense 8,525 7,986 9,231 9,677 9,265 Less: noncash share-based compensation - general and administrative (699) (646) (598) (520) (491) General and administrative expense, net 7,826 7,340 8,633 9,157 8,774 Leasing costs 1,960 2,029 2,723 3,111 3,722 Platform costs $ 25,556 $ 25,033 $ 28,793 $ 29,256 $ 29,710 Rents from single-family properties $ 207,490 $ 210,778 $ 218,023 $ 227,211 $ 231,324 Fees from single-family properties 2,843 2,590 2,833 2,754 2,711 Total portfolio rents and fees $ 210,333 $ 213,368 $ 220,856 $ 229,965 $ 234,035 Platform Efficiency Percentage 12.2% 11.7% 13.0% 12.7% 12.7% 21

Defined Terms and Non-GAAP Reconciliations Property Enhancing Capex Includes elective capital expenditures to enhance the operating profile of a property, such as investments to increase future revenues or reduce maintenance expenditures. Recurring Capital Expenditures For our Same-Home portfolio, recurring capital expenditures includes replacement costs and other capital expenditures recorded during the period that are necessary to help preserve the value and maintain functionality of our properties. For our total portfolio, we calculate recurring capital expenditures by multiplying (a) current period actual recurring capital expenditures per Same-Home property by (b) our total number of properties, excluding non- stabilized properties and properties identified as part of our disposition program, which is comprised of properties classified as held for sale and properties identified for future sale. 22

2018 Outlook Full Year 2018 Same-Home Previous Guidance Current Guidance Average Occupied Days Percentage 95.0% - 95.5% 94.75% - 95.25% (1) Core revenues growth 4.0% - 4.5% 3.75% - 4.25% (2) Property tax expense growth 2.75% - 3.75% 2.75% - 3.75% Average R&M and turnover costs, net, plus Recurring Capital Expenditures per property $2,050 - $2,150 $2,100 - $2,150 Core property operating expenses growth 5.0% - 6.0% 5.5% - 6.0% Core NOI margin 64.0% - 65.0% 64.0% - 65.0% Core NOI After Capital Expenditures growth 3.25% - 3.75% 2.5% - 3.0% (2) Property Enhancing Capex $8 - $12 million $8 - $12 million General and administrative expense, excluding noncash share-based compensation $34.5 - $35.5 million $34.5 - $35.5 million Acquisition and development volume $500 - $600 million $500 - $600 million 2018 Outlook Disclosure The Company does not provide guidance for the most comparable GAAP financial measures of net income or loss, total revenues and property operating expenses, or a reconciliation of the above-listed forward-looking non-GAAP financial measures to the comparable GAAP financial measures because we are unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, net gain or loss on sales and impairment of single-family properties, casualty loss, Non-Same-Home revenues and Non-Same-Home property operating expenses. These items are uncertain, depend on various factors and could have a material impact on our GAAP results for the guidance period. (1) As previously communicated, we expected the full year Average Occupied Days Percentage to be below the midpoint of previous guidance range due to modest leasing disruption from Hurricane Florence. Additionally, as a result of recent field personnel turnover, we now expect occupancy softness in certain markets in the fourth quarter of 2018 and are therefore revising the guidance range to 94.75% to 95.25%. 23 (2) Revised as a result of lowered Average Occupied Days Percentage guidance.